UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K/A
(Amendment No. 1)
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2020
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

4211 W. Boy Scout Blvd, Suite 800
Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (866) 279-0698

Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On April 1, 2020, BRP Group, Inc. (“BRP Group”) filed a Current Report on Form 8-K (the “IRP Original Form 8-K”) reporting that its subsidiary, Baldwin Krystyn Sherman Partners, LLC (“BKS”), completed the acquisition of substantially all of the assets of Insurance Risk Partners, LLC (“IRP”) pursuant to an Asset Purchase Agreement and Goodwill Purchase Agreements.
On June 1, 2020, BRP Group filed a Current Report on Form 8-K (together with the IRP Original Form 8-K, the “Original Form 8-Ks”) reporting that BKS completed the acquisition of substantially all of the assets of Rosenthal Bros., Inc. (“Rosenthal Bros”) pursuant to an Asset Purchase Agreement.
As permitted under Item 9.01 of Form 8-K, BRP Group indicated in the Original Form 8-Ks that it would file the financial statements required to be filed under Item 9.01(a) and pro forma financial information required to be filed under Item 9.01(b) by an amendment on Form 8-K within 71 calendar days after the applicable date on which the Original Form 8-Ks were required to be filed. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-Ks to include the required financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The following financial statements of IRP and Rosenthal Bros are being filed as exhibits hereto and are incorporated by reference herein:
Exhibit 99.1 — Insurance Risk Partners, LLC audited financial statements, including the independent auditor’s report, as of and for the year ended December 31, 2019.
Exhibit 99.2 — Insurance Risk Partners, LLC reviewed financial statements as of and for the three months ended March 31, 2020.
Exhibit 99.3 — Rosenthal Bros., Inc. audited financial statements, including the independent auditor’s report, as of and for the year ended December 31, 2019.
Exhibit 99.4 — Rosenthal Bros., Inc. reviewed financial statements as of and for the three months ended March 31, 2020.
(b) Pro forma financial information.
The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:
Exhibit 99.5 — Unaudited pro forma condensed consolidated financial statements and explanatory notes for BRP Group, Inc. as of and for the three months ended March 31, 2020 and for the year ended December 31, 2019.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Dixon Hughes Goodman LLP
23.2	Consent of Dixon Hughes Goodman LLP
99.1	Audited financial statements of Insurance Risk Partners, LLC as of and for the year ended December 31, 2019 and the Independent Auditor’s Report thereon.
99.2	Reviewed financial statements of Insurance Risk Partners, LLC as of and for the three months ended March 31, 2020.
99.3	Audited financial statements of Rosenthal Bros., Inc. as of and for the year ended December 31, 2019 and the Independent Auditor’s Report thereon.
99.4	Reviewed financial statements of Rosenthal Bros., Inc. as of and for the three months ended March 31, 2020.
99.5	Unaudited pro forma condensed consolidated financial statements and explanatory notes for BRP Group, Inc. as of and for the three months ended March 31, 2020 and for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: June 15, 2020	By:	/s/ Kristopher A. Wiebeck
Name: Kristopher A. Wiebeck
Title: Chief Financial Officer